UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 1999

                          Salix Pharmaceuticals, Ltd.

             (Exact name of registrant as specified in its charter)

       British Virgin Islands        000-23265           94-3267443

         (State of other            (Commission        (I.R.S. Employer
           jurisdiction             File Number)      Identification No.)
        of incorporation)

     3600 West Bayshore Road, Palo Alto, California         94303
        (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (650) 849-5900

                                 Not applicable

         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

            Attached as Exhibit 99.1 is a press release issued by Salix Pharmaceuticals, Ltd., dated December 22, 1999, announcing that it had entered into the following agreements with Astra AB: (1) Termination and Settlement Agreement dated as of December 22, 1999, by and between Astra and Salix Pharmaceuticals, Inc. (a wholly owned subsidiary of Salix Pharmaceuticals, Ltd.), attached as Exhibit 10.22; and (2) Agreement dated December 22, 1999, between Glycyx Pharmaceuticals, Ltd (a wholly owned subsidiary of Salix) and Astra, attached as Exhibit 10.23.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS

            10.22 Termination and Settlement Agreement dated as of December 22,
                  1999, by and between Astra AB and Salix Pharmaceuticals, Inc. (a wholly owned subsidiary of Salix Pharmaceuticals, Ltd.)

            10.23 Agreement dated December 22, 1999, between Glycyx
                  Pharmaceuticals, Ltd (a wholly owned subsidiary of Salix Pharmaceuticals, Ltd.) and Astra AB.

            99.1  Press Release dated December 22, 1999

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 22, 1999

                                   Salix Pharmaceuticals, Ltd.

                                   By:  /s/ Robert P. Ruscher
                                        Robert P. Ruscher
                                        President and Chief Executive Officer

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

                                 EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

10.22 Termination and Settlement Agreement dated as of December 22, 1999, by and between Astra AB and Salix Pharmaceuticals Inc. (a wholly owned subsidiary of Salix Pharmaceuticals, Ltd.)

10.23 Agreement dated December 22, 1999, between Glycyx Pharmaceuticals, Ltd (a wholly owned subsidiary of Salix Pharmaceuticals, Ltd.) and Astra AB.

99.1         Press Release dated December 22, 1999

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